UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2017

WESTWOOD HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 756-6900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Approval of 2017 Annual Bonus Award to Chief Executive Officer and Chief Investment Officer
On March 9, 2017, the Compensation Committee approved an annual cash incentive bonus award under the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, as amended (the "Plan") for Brian O. Casey, the Company’s Chief Executive Officer, in the “target” amount of $1,350,000 with potential payout ranging from 0% to 185% of target based on the Committee’s certification, on or before March 15, 2018, of the Company’s fiscal 2017 performance with respect to each of the following performance measures: investment performance (weighted 25%); service and sales (weighted 25%); financial results (weighted 40%); and strategic goals (weighted 10%). Mr. Casey will earn 0% of his target award for below-threshold performance, 50% for threshold-level performance, 100% for target-level performance, and 185% for performance at or above the maximum performance level, in each case as certified by the Compensation Committee following the end of the 2017 fiscal year.
On March 9, 2017, the Compensation Committee approved an annual cash incentive bonus award under the Plan for Mark R. Freeman, the Company’s Chief Investment Officer, in the “target” amount of $750,000 with potential payout ranging from 0% to 185% of target based on the Committee’s certification, on or before March 15, 2018, of the Company’s fiscal 2017 performance with respect to each of the following performance measures: investment performance (weighted 40%); strategic goals (weighted 35%); sales and service (weighted 15%); and financial results (weighted 10%). Mr. Freeman will earn 0% of his target award for below-threshold performance, 50% for threshold-level performance, 100% for target-level performance, and 185% for performance at or above the maximum performance level, in each case as certified by the Compensation Committee following the end of the 2017 fiscal year.
(e)    Award of Performance Shares to Chief Executive Officer and Chief Investment Officer
On March 9, 2017, the Compensation Committee approved an award of 36,490 performance shares (the “CEO Performance Shares”) to Brian O. Casey, the Company’s Chief Executive Officer. The CEO Performance Shares are subject to a Performance Share Agreement, dated as of March 9, 2017 (the “CEO Performance Share Agreement”), under the Plan (as defined above), and are intended to qualify for the performance-based exception to Section 162(m). Each CEO Performance Share represents the right to receive one share of the Company’s common stock (and any dividends declared and paid on such shares since the grant date), subject to the achievement of specified performance goals and time-based vesting requirements.
All of the CEO Performance Shares are subject to a performance condition based on the Company’s earnings before taxes for the period from January 1, 2017 to December 31, 2017 (the “Performance Cycle”). Mr. Casey will earn 18,245 of the CEO Performance Shares (the “CEO Category 1 Shares”) if the Company achieves earnings before taxes for the Performance Cycle equal to or exceeding the level specified by the Compensation Committee and set forth in the CEO Performance Share Agreement. Mr. Casey will earn between 0% and 185% of the remaining 18,245 CEO Performance Shares (the “CEO Category 2 Shares”) based on the Company’s earnings before taxes for the Performance Cycle, as measured against the threshold, target and maximum performance levels established by the Compensation Committee and set forth in the CEO Performance Share Agreement. Mr. Casey will earn 0% of the CEO Category 2 Shares for below-threshold performance, 25% for threshold-level performance, 100% for target-level performance, and 185% for performance at or above the maximum performance level, in each case as certified by the Compensation Committee following the end of the Performance Cycle. The number of earned CEO Category 2 Shares for performance between each of the performance levels will be calculated using straight-line interpolation.
Any earned CEO Category 1 Shares and CEO Category 2 Shares will cumulatively vest 33%, 67% and 100% on or before March 10, 2018, 2019 and 2020, respectively, subject to Mr. Casey’s continuous employment with the Company through each vesting date. Notwithstanding, if Mr. Casey’s employment terminates due to death or Disability (as defined in the Plan) or the Company undergoes a Change in Control (as defined in Mr. Casey’s Executive Employment Agreement, dated as of December 17, 2015), either (a) during the Performance Cycle, all CEO Category 1 Shares and 100% of the CEO Category 2 Shares will fully vest effective upon the termination date or (b), following the last day of the Performance Cycle, all of the unvested but earned CEO Category 1 Shares and CEO Category 2 Shares will fully vest. If Mr. Casey is terminated without Cause (as defined in the Plan) or terminates his employment for Good Reason (as defined in the CEO Performance Share Agreement), either (a) during the Performance Cycle, all CEO Category 1 Shares and CEO Category 2 Shares shall remain outstanding and eligible to vest as if Mr. Casey’s employment had continued and subject to achievement of the applicable performance goals or (b) following the last day of the Performance Cycle, all of the unvested but earned CEO Category 1 Shares and CEO Category 2 Shares will fully vest.

On March 9, 2017, the Compensation Committee approved an award of 18,246 performance shares (the “CIO Performance Shares”) to Mark R. Freeman, the Company’s Chief Investment Officer. The CIO Performance Shares are subject to a Performance Share Agreement, dated as of March 9, 2017 (the “CIO Performance Share Agreement”), under the Plan (as defined above), and are intended to qualify for the performance-based exception to Section 162(m). Each CIO Performance Share represents the right to receive one share of the Company’s common stock (and any dividends declared and paid on such shares since the grant date), subject to the achievement of specified performance goals and time-based vesting requirements.
All of the CIO Performance Shares are subject to a performance condition based on the Company’s earnings before taxes for the Performance Cycle. Mr. Freeman will earn 9,123 of the CIO Performance Shares (the “CIO Category 1 Shares”) if the Company achieves earnings before taxes for the Performance Cycle equal to or exceeding the level specified by the Compensation Committee and set forth in the CIO Performance Share Agreement. Mr. Freeman will earn between 0% and 185% of the remaining 9,123 CIO Performance Shares (the “CIO Category 2 Shares”) based on the Company’s earnings before taxes for the Performance Cycle, as measured against the threshold, target and maximum performance levels established by the Compensation Committee and set forth in the CIO Performance Share Agreement. Mr. Freeman will earn 0% of the CIO Category 2 Shares for below-threshold performance, 25% for threshold-level performance, 100% for target-level performance, and 185% for performance at or above the maximum performance level, in each case as certified by the Compensation Committee following the end of the Performance Cycle. The number of earned CIO Category 2 Shares for performance between each of the performance levels will be calculated using straight-line interpolation.
Any earned CIO Category 1 Shares and CIO Category 2 Shares will cumulatively vest 33%, 67% and 100% on or before March 10, 2018, 2019 and 2020, respectively, subject to Mr. Freeman's continuous employment with the Company through each vesting date. Notwithstanding, if Mr. Freeman's employment terminates due to death or Disability (as defined in the Plan) or the Company undergoes a Change in Control (as defined in Mr. Freeman's Executive Employment Agreement, dated as of November 9, 2016), either (a) during the Performance Cycle, all CIO Category 1 Shares and 100% of the CIO Category 2 Shares will fully vest effective upon the termination date or (b), following the last day of the Performance Cycle, all of the unvested but earned CIO Category 1 Shares and CIO Category 2 Shares will fully vest. If Mr. Freeman is terminated without Cause (as defined in the Plan) or terminates his employment for Good Reason (as defined in the CIO Performance Share Agreement), either (a) during the Performance Cycle, all CIO Category 1 Shares and CIO Category 2 Shares shall remain outstanding and eligible to vest as if Mr. Freeman's employment had continued and subject to achievement of the applicable performance goals or (b) following the last day of the Performance Cycle, all of the unvested but earned CIO Category 1 Shares and CIO Category 2 Shares will fully vest.
The foregoing description of the Performance Share Agreements are not complete and are qualified in their entirety by reference to the Form of Performance Share Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Compensation Committee expects that the Form of Performance Share Agreement will be used for future grants of Performance Shares to executives.
(e)    Award of One-Time Performance Shares to Chief Investment Officer
On March 9, 2017, the Compensation Committee approved an award of 20,000 performance shares (the “One-Time Performance Shares”) to Mr. Freeman. The One-Time Performance Shares are subject to a Performance Share Agreement, dated as of March 9, 2017 (the “One-Time Performance Share Agreement”), under the Plan, and are intended to qualify for the performance-based exception to Section 162(m). Each One-Time Performance Share represents the right to receive one share of the Company’s common stock (and any dividends declared and paid on such shares since the grant date), subject to the achievement of a specified performance goal and time-based vesting requirements.
All of the One-Time Performance Shares are subject to a performance condition based on the Company’s earnings before taxes for the period from January 1, 2017 to December 31, 2017 (the “One-Time Performance Cycle”). Mr. Freeman will earn all of the One-Time Performance Shares if the Company achieves earnings before taxes for the One-Time Performance Cycle equal to or exceeding the level specified by the Compensation Committee and set forth in the One-Time Performance Share Agreement.

If earned, the One-Time Performance Shares will cumulatively vest 50% and 100% on or before March 10, 2018 and 2019, respectively, subject to Mr. Freeman's continuous employment with the Company through each vesting date. The One-Time Performance Shares are subject to the same vesting provisions with respect to a Change in Control or any termination of Mr. Freeman's employment as discussed above with respect to the CIO Category 1 Shares.
The foregoing description of the One-Time Performance Share Agreement is not complete and is qualified in its entirety by reference to the One-Time Performance Share Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
(e)    Approval of Annual Umbrella Bonus Pool
On March 10, 2016, the Compensation Committee approved the adoption of an annual bonus pool under the terms of the Plan (the “Umbrella Bonus Pool”). The purpose of the Umbrella Bonus Pool is to enable the Company to grant performance-based incentive awards to executive officers that qualify as “performance-based compensation” under Section 162(m). A participant in the Umbrella Bonus Pool is eligible to earn an annual bonus for a specified calendar year performance period (each such one-year period, an “Umbrella Performance Cycle”) up to the amount of his or her awarded share of the Umbrella Bonus Pool. The Compensation Committee, however, will have complete discretion to reduce, but not increase, the amount of the bonus, if any, payable to a participant under the Umbrella Bonus Pool. The amount credited to the Umbrella Bonus Pool for the 2017 Umbrella Performance Cycle will be equal to twenty-five percent (25%) of the Company’s earnings before taxes for the Umbrella Performance Cycle, as certified by the Compensation Committee in accordance with Section 162(m). Pursuant to the terms of the Plan, the maximum amount that can be paid to a participant under Umbrella Bonus Pool for any Umbrella Performance Cycle is $5,000,000 (or such lesser amount as may be prescribed under the Plan). Participants must remain continuously employed by the Company through the payment date to receive payment of a bonus under the Umbrellas Bonus Pool.
The Compensation Committee will approve the list of participants in the Umbrella Bonus Pool and each participant’s share of the pool on or before March 30 of each Umbrella Performance Cycle. On March 9, 2017, the Compensation Committee approved all named executive officers as set forth in our 2017 Proxy Statement and certain other senior employees as participants for the 2017 Umbrella Performance Cycle.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description

10.1	Form of Performance Share Agreement

10.2	One-Time Performance Share Agreement, dated as of March 9, 2017, between the Company and Mark R. Freeman

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.
Date:	March 10, 2017	/s/ Brian. O. Casey
Brian O. Casey
President & Chief Executive Officer

EXHIBIT INDEX
Exhibit No.    Description

10.1	Form of Performance Share Agreement

10.2	One-Time Performance Share Agreement, dated as of March 9, 2017, between the Company and Mark R. Freeman